REGISTRATION RIGHTS AGREEMENT


                      THIS REGISTRATION RIGHTS AGREEMENT (this
"Agreement") dated as of July 19, 1996, by and among University Online, Inc., a Delaware corporation (the "Company"), and Wheatley Partners, L.P. and certain other investors signatory hereto (each an "Investor," collectively the "Investors").

                              W I T N E S S E T H:

                      WHEREAS, pursuant to the terms of, and in order to induce the Investors to enter into that certain Series B Preferred Stock Purchase Agreement of even date herewith among the Company and the Investors (as amended and in effect from time to time, the "Stock Purchase Agreement"), the parties hereto have agreed to provide for the registration rights set forth in this Agreement.

                      NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

                      1. Definitions. For all purposes of this Agreement, the following terms shall have the meanings set forth below (capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the Stock Purchase Agreement for such term):

                               Commission  means  the  Securities  and  Exchange
              Commission, or any successor agency.

                               Common  Stock  means  (a) the  Common  Stock  (as
              defined in the Stock Purchase Agreement), and (b) any shares of any other class of capital stock of the Company hereafter issued which is (i) not preferred in the Company's Amended and Restated Certificate of Incorporation (the "Certificate") as to dividends or to assets upon liquidation, dissolution or winding up of the Company over any other class of stock of the Company, (ii) not subject to redemption in the Certificate, or (iii) issued to the holders of shares of Common Stock upon any reclassification thereof.

                               Demand  Registration  means  any  request  by the
              Stockholders  to register the Registrable  Securities  pursuant to
              Section 2(a)(i).

                               indemnified  party  and  indemnifying  party.  As
              defined in Section 8(c).

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                               Instrument  of Accession  means an  Instrument of
              Accession in the form of Exhibit A hereto.

                               Piggyback  Registration.  As  defined  in Section
              3(a)(i).

                               Preferred  Stock  means the Series B  Convertible
              Preferred Stock and the Series B-1 Convertible Preferred Stock, $.01 par value per share, of the Company (the "Series B Preferred Stock"), including any Additional Preferred Stock (as defined in the Stock Purchase Agreement) that is or is required to be issued in payment of accrued dividends on the Preferred Stock.

                               Public   Sale  means  any  sale  of   Registrable
              Securities to the public pursuant to a public offering registered under the Securities Act or to the public through a broker or market-maker pursuant to the provisions of Rule 144 (or any successor rule) adopted under the Securities Act or any other public offering not required to be registered under the Securities Act.

                               Qualified   Public   Offering   has  the  meaning
              assigned to the term "Qualified Series B Public Offering" in the Certificate.

                               Registration  Expenses.  As  defined  in  Section
              7(a).

                               Registered and  registration  mean a registration
              effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering by the Commission of the effectiveness of such registration statement.

                               Registrable  Securities  means at any  particular
              time all of the Company's then outstanding shares of Common Stock into which the Preferred Stock has been converted, that have not been sold in a Public Sale, less those shares held by Stockholders whose entire holdings of such shares are eligible for resale without registration under Rule 144 in any three month period.

                               Securities  Act means the Securities Act of 1933,
              as amended, or any successor federal statute, and the rules and regulations of the Securities and


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              Exchange Commission promulgated thereunder,  all as the same shall be in effect from time to time.

                               Stockholders means, initially, the Investors and,
              thereafter, any Person who becomes a party to this Agreement by executing an Instrument of Accession in connection with the transfer to or acquisition by such Person of any Registrable Securities from any Investor or any subsequent transferee of an Investor; provided, that the term "Stockholder" shall not include any Person who has sold, transferred or otherwise disposed of all of such Person's Registrable Securities.

                               Underwriters'   Maximum  Number  means,  for  any
              Piggyback Registration, Demand Registration or other registration which is an underwritten registration, that number of securities to which such registration should, in the opinion of the managing underwriters of such registration in the light of marketing factors, be limited.

                               2.       Stockholder Demand Registration.

                               (a)      Request for Demand Registration.

                               (i) Subject to the  limitations  contained in the
              following paragraphs of this Section 2, the holders of 50% or more of the Registrable Securities then outstanding may at any time on or after 180-days after the effective date of the registration statement of the Company's Qualified Public Offering, provided, however, such 180-day period may be extended up to one year after the anniversary of the effective date of such registration statement if in the opinion of the managing underwriters currently negotiating with the Company on the date of this Agreement such 180-day period would affect the marketability of the shares being offered thereby, give to the Company, pursuant to this clause (i), a written request to register the Registrable Securities. Within 10 days after the receipt by the Company of any such written request, the Company will give written notice of such registration request to all Stockholders.

                          (ii) Subject to the limitations contained in the following paragraphs of this Section 2, after the receipt of such written request for a Demand Registration, (A) the Company will be obligated and required to include in such Demand Registration all


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              Registrable  Securities  with  respect to which the Company  shall receive from Stockholders, within 30 days after the date on which the Company shall have given to all Stockholders a written notice of registration request pursuant to Section 2(a)(i) hereof, the written requests of such Stockholders for inclusion of their
              respective  shares  of  Registrable   Securities  in  such  Demand
              Registration, and (B) the Company will use its best efforts to prepare and file with the Commission a registration statement under the Securities Act on any appropriate form promulgated by the Commission and reasonably acceptable to the Stockholders requesting such Demand Registration pursuant to clause (i) above covering all such Registrable Securities and shall use its best efforts to cause such registration statement to become effective
              under  the   Securities   Act.  All  written   requests   made  by
              Stockholders pursuant to this clause (ii) will specify the number of shares of Registrable Securities to be registered and will also specify the intended method of disposition thereof. Such method of disposition shall, in any case, be an underwritten offering if an underwritten offering is requested by the Demanding Stockholders (as defined in Section 2(c) hereof) holding 51% or more of the Registrable Securities to be included in such Demand Registration by all of the Demanding Stockholders.

                         (iii) The  Stockholders  shall be permitted to withdraw
              all or any part of the Registrable Securities of such Stockholders from any Demand Registration at any time prior to the effective date of such Demand Registration but, in the case of an underwritten public offering, only if such Stockholders are permitted to do so by the managing underwriters or pursuant to any agreement therewith.

                               (b)      Limitations on Demand Registration.

                               (i) The holders of Series B Preferred Stock shall
              not be  entitled  to require  the  Company to effect,  pursuant to
              Section 2(a) hereof, more than two Demand Registrations but shall be entitled to unlimited additional Demand Registrations if such additional Demand Registrations would be eligible for registration on Form S-3 (after the Company qualifies for Form S-3, provided that in the case of any such Demand Registration the aggregate gross proceeds from such S-3 Demand Registration would exceed $500,000, if all registered shares thereunder were sold).


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


                          (ii) Any  registration  initiated  pursuant to Section
              2(a) hereof shall not count as a Demand Registration for purposes of Section 2(a) hereof unless and until such registration shall have become effective and seventy-five percent (75%) of the number of shares initially included in the first filing by the Company with the Commission, but not withdrawn under Section 2(a)(iii) above, shall have been actually sold (unless the requesting Stockholders withdraw all their Registrable Securities and the Company has performed its obligations hereunder in all material respects, in which case such demand will count as a Demand Registration unless the requesting Stockholders pay all Registration Expenses in connection with the withdrawn registration).

                         (iii) The Company shall not be obligated or required to
              effect the Demand Registration of any Registrable Securities pursuant to Section 2(a) hereof during (a) the period commencing on the date falling 45 days prior to the Company's estimated date of filing (as notified to the Stockholders in writing) of, and ending on the date 60 days following the effective date of, any registration statement pertaining to any firm commitment underwritten registration of the Company's equity securities (x) initiated by the Company, and solely for the account of the Company (other than any registration by the Company on Form S-8 or similar form or dividend reinvestment plan) or (y) initiated pursuant to Section 2(a)(i) hereof or (b) the 180-day period after the commencement by the Company of any activity (a "Material
              Activity") that, in the good faith business judgment of the Company's Board of Directors, would be materially and adversely affected to the detriment of the Company by the requested Demand Registration (provided that (x) the Demand Registration may only be deferred if the Material Activity was commenced prior to receipt by the Company of the request for the Demand Registration, and (y) no more than one deferral may be effected pursuant to clause (a) or (b) during any 360-day period). A deferral of a Demand Registration pursuant to this Section 2(b)(iii) shall be lifted, and, unless the Demand Registration request has been withdrawn as contemplated below, the requested registration statement shall be filed forthwith, if, in the case of a deferral pursuant to clause (a) of the preceding sentence, the proposed registration for the Company's account is abandoned or not declared effective within 90 days from the filing


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



              date, or in the case of a deferral pursuant to clause (b) of the preceding sentence, the Company ceases to be engaged in a Material Activity (and the Board of Directors shall immediately notify the Stockholders if, in their good faith determination, such activity has ceased). In order to defer the filing of a registration statement pursuant to this Section 2(b)(iii), the Company shall promptly (but in any event within 10 days), upon determining to effect such deferral, deliver to each Stockholder a certificate signed by an executive officer of the Company, on behalf of the Board of Directors, stating that the Company is deferring such filing pursuant to this Section 2(b)(iii) and setting forth the anticipated deferral period. Within 20 days after receiving such certificate, the holders of a majority of the Registrable Securities owned by the Stockholders and for which registration was previously requested may withdraw such Demand Registration request by giving notice to the Company; if withdrawn, the Demand Registration request shall be deemed not to have been made for all purposes of this Agreement. If the Demand Registration is not withdrawn and any deferral is lifted as provided above, prompt notice thereof shall be given in writing to the Stockholders requesting Demand Registration who thereafter shall be entitled to deliver a new request. This Section 2(b)(iii) shall not prohibit the Stockholders from exercising any "piggyback" registration rights to which they would otherwise be entitled pursuant to
              Section 3. The Company shall not be required to maintain the effectiveness of any Demand Registration beyond the earlier to occur of (i) the consummation of the distribution by Stockholders of the Registrable Securities included therein or (ii) 180 days after the effective date thereof, unless such registration is a "shelf registration" in which case the Company will be required to maintain such effectiveness until the earlier to occur of (i) 270 days from the effectiveness thereof or (ii) the date on which the last security registered thereunder is sold.

                               (c)  Priority  on  Demand  Registrations.  If the
managing underwriters in any Demand Registration pursuant to this Section 2 shall give written advice to the Company and the Stockholders that, in their opinion, there is an Underwriters' Maximum Number of shares of Registrable Securities that may successfully be included in such registration, then: (i) if the Underwriters' Maximum Number


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is less than the  number of shares of  Registrable  Securities  requested  to be included in such registration, the Company will be obligated and required to include in such registration that number of shares of Registrable Securities which does not exceed the Underwriters' Maximum Number, and such number of shares of Registrable Securities shall be allocated (A) first, pro rata among the Stockholders of the class or classes of securities which initiated the Demand Registration pursuant to this Section 2 (such Stockholders being referred to herein as the "Demanding Stockholders") on the basis of the number of shares of Registrable Securities requested to be included therein by each such Demanding Stockholder, up to the Underwriters' Maximum Number, before any other securities are included therein, and (B) next, pro rata among the Stockholders (other than the Demanding Stockholders) on the basis of the number of shares of
Registrable   Securities   requested  to  be  included   therein  by  each  such
Stockholder, up to the number of securities which they requested to include in such registration which does not exceed the difference between the Underwriters' Maximum Number and that number of securities included in such registration pursuant to clause (A) of this sentence; and (ii) if the Underwriters' Maximum Number exceeds the number of shares of Registrable Securities requested to be included in such registration, then the Company will be entitled to include in such registration that number of securities which shall have been requested by the Company or by other securityholders of the Company to be included in such registration for the account of the Company or such other securityholders and which shall not be greater than such excess. Neither the Company nor any of its securityholders shall be entitled to include any securities in any underwritten Demand Registration unless the Company or such securityholders (as the case may be) shall have agreed to such inclusion and unless the Company and such other securityholders shall have agreed in writing to sell such securities on the same terms and conditions as shall apply to the Registrable Securities to be included in such Demand Registration.

                               (d)  Selection  of  Underwriters.  If any  Demand
Registration or any registration effected pursuant to Section 2 hereof is a firm commitment underwritten offering, or a best efforts underwritten offering, the investment bankers and managing underwriters in such registration will be selected by the Company, subject to the approval of the Demanding Stockholders holding 51% or more of the Registrable Securities to be included in such registration


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



by all of the Demanding Stockholders (which approval shall not be unreasonably withheld).

                      3.       Piggyback Registrations.

                               (a)      Rights to Piggyback.

                               (i) If (and on each  occasion  that) the  Company
              proposes to register any of its equity securities or any other securities convertible into equity securities under the Securities Act for its own account or for the account of any other Person (other than pursuant to Section 2(a) hereof)(each such registration not withdrawn or abandoned prior to the effective date thereof being herein called a "Piggyback Registration"), the Company will give written notice to all Stockholders of such proposal not later than 30 days prior to the anticipated filing date of such Piggyback Registration.

                          (ii) Subject to the provisions contained in paragraphs
              (b) and (c) of this Section 3 and in the last two sentences of this clause (ii), (A) the Company will be obligated and required to include in each Piggyback Registration all Registrable Securities with respect to which the Company shall receive from Stockholders, within 15 days after the date on which the Company shall have given written notice of such Piggyback Registration to all Stockholders pursuant to Section 3(a)(i) hereof, the written requests of such Stockholders for inclusion in such Piggyback Registration, and (B) the Company will use its best efforts to promptly file with the Commission a registration statement under the Securities Act covering all such Registrable Securities and shall use its best efforts to cause such registration statement to become effective under the Securities Act. The Stockholders shall be permitted to withdraw all or any part of the Registrable Securities of such Stockholders from any Piggyback Registration at any time prior to the effective date of such Piggyback Registration but only in the case of an underwritten offering if such Stockholders are permitted to do so by the managing underwriters or pursuant to any agreement therewith. The Company will not be obligated or required to give notice of any proposed registration or include any Registrable Securities in any registration effected solely to implement an employee, consultant or director benefit plan or a transaction to which Rule 145 of the


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


              Commission is applicable. The Stockholders shall not be entitled to include Registrable Securities in a Piggyback Registration unless the Stockholders shall have agreed in writing to sell such securities on the same terms and conditions as shall apply to the securities (other than Registrable Securities) being included in such registration. The Company shall not be required to maintain the effectiveness of any Piggyback Registration beyond the earlier to occur of (i) the consummation of the distribution by holders of Registrable Securities included in such Piggyback Registration or
              (ii) 120 days after the effective date thereof.

                               (b)      Priority on Piggyback Registrations.  If
in connection with any Piggyback Registration, the managing underwriters shall give written advice to the Company that, in their opinion, there is an Underwriters' Maximum Number of securities that may successfully be included in such registration, then: (i) the Company shall be entitled to include in such registration that number of securities which the Company proposes to offer and sell for its own account in such registration and which does not exceed the Underwriters' Maximum Number; and (ii) the Company will be obligated and required to include in such registration that number of shares of Registrable Securities which shall have been requested by the Stockholders to be included in such registration, on a pro rata basis with the requested shares of other securityholders of the Company with similar rights, and which does not exceed the difference between the Underwriters' Maximum Number and that number of securities which the Company is entitled to include therein pursuant to clause
(i) above and such number of shares of Registrable Securities shall be allocated pro rata among each such Stockholder, on the basis of the number of shares of Registrable Securities requested to be included therein by each such Stockholder and, if the total of such securities and such Registrable Securities which the Company is entitled to include pursuant to clause (i) above is less than the Underwriters' Maximum Number, the Company may include shares requested to be included by other securityholders of the Company.

                               (c) Selection of  Underwriters.  In any Piggyback
Registration, the Company shall (unless the Company shall otherwise agree) have the right to select the investment bankers and managing underwriters in such registration.



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                      4.       Lockup Agreement.

                               (a)  Restrictions on Public Sale by Stockholders.
Each Stockholder, if the Company or the managing underwriters so request in connection with any registration, will not, without the prior written consent of the Company or such underwriters, effect any public sale or other distribution of any equity securities of the Company, including any sale pursuant to Rule 144, during the period required by the managing underwriters; provided, however, that such period of time shall not exceed that applicable to all the Company's executive officers and directors.

                               (b)  Restrictions  on Public Sale by the Company.
The Company agrees, unless it obtains the consent of the managing underwriter(s) of any underwritten offering of Registrable Securities pursuant to Sections 2 or 3 hereof, not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities, during the period commencing on the seventh day prior to, and ending on the ninetieth day (or such longer period as shall be reasonably required by the managing underwriters) following, the effective date of any underwritten Demand or Piggyback Registration, except in connection with any such underwritten registration, or pursuant to any employee benefit plan.

                      5. Registration Procedures. If (and on each occasion that) the Company shall become obligated to effect any registration of any Registrable Securities hereunder, the Company will use its best efforts to effect promptly the registration of such Registrable Securities under the Securities Act and to permit the public offering and sale of such Registrable Securities in accordance with the intended method of disposition thereof, and, in connection therewith, the Company, as expeditiously as shall be reasonably possible, shall:

                               (a)      use its best efforts to prepare and file
with the Commission a registration statement with respect to such Registrable Securities, and use its best efforts to cause such registration statement to become and remain effective as provided herein;

                               (b)      prepare  and  file  with  the Commission
such amendments and supplements to such registration statement and the prospectus included in such registration statement as may be necessary or advisable to comply in all


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material  respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement or as may be necessary to keep such registration statement effective and current as provided herein;

                               (c)      furnish  to each seller  of  Registrable
Securities such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as any such seller may reasonably request in order to facilitate the disposition of the Registrable Securities held by such seller;

                               (d)      enter  into  such  customary  agreements
(provided they do not require the issuance of securities at a discount to any underwriter) and take all such other customary actions in connection therewith as the Stockholders holding 51% or more of the Registrable Securities being registered reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                               (e)      use its best  efforts  to  register  and
qualify the Registrable Securities covered by such registration statement under such securities or blue sky laws of such jurisdictions as any seller (or the managing underwriter, in the case of any underwritten offering) shall reasonably request and do any and all such other acts and things as may be reasonably necessary or advisable to permit the disposition in such jurisdictions of the Registrable Securities covered by such registration statement; provided, however, that the Company shall not be required in connection therewith to qualify to do business or file a general consent to service of process in any such jurisdiction, unless the company is already subject to service in such jurisdiction or subject itself to taxation in any jurisdiction where the Company is not already subject to taxation;

                               (f)      furnish  to  each prospective  seller  a
signed counterpart, addressed to the prospective sellers, (or to the underwriters, in the case of any underwritten offering) of (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and (ii) to the extent not prohibited by applicable financial accounting statements or standards or not generally


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delivered  by "big six"  accounting  firms,  a  "comfort"  letter  signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the "comfort" letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of issuer's counsel and
in  "comfort"   letters,   respectively,   delivered  to  the   underwriters  in
underwritten public offerings of securities.

                      6.       Cooperation by Prospective Sellers, etc.

                               (a)      Each  prospective  seller of Registrable
Securities will furnish to the Company in writing such information as the Company may reasonably require and which is customary in such transactions from such seller, and otherwise reasonably cooperate with the Company in connection with any registration statement with respect to such Registrable Securities.

                               (b)      The failure of any prospective seller of
Registrable Securities to furnish any information or documents in accordance with any provision contained in this Agreement shall not affect the obligations of the Company under this Agreement to any remaining sellers who furnish such information and documents unless in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the viability of the offering or the legality of the registration statement or the underlying offering.

                               (c)      The   Stockholders   included   in   any
registration statement will not (until further notice) effect sales of Registrable Securities included in any registration statement after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update such registration statement or prospectus (which obligation to correct or update the Company will satisfy promptly); but the obligations of the Company with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period such suspension is in effect.

                               (d)      At the end of any  period  during  which
the Company is obligated to keep any registration statement current and effective as provided herein (and any extensions thereof required by the preceding paragraph (c) of this Section 6), the Stockholders included in such registration statement shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such registration statement which remain unsold, and such Stockholders shall notify the Company of the number of shares registered which remain unsold promptly after receipt of such notice from the Company.

                      7.       Registration Expenses.

                               (a)      Except as otherwise provided  herein, or
as required by law, all fees and expenses incurred or sustained in connection with or arising out of the Demand Registrations pursuant to Section 2 hereof and each registration pursuant to Section 3 hereof, including, without limitation, all registration, filing fees and qualification fees, fees and expenses of compliance with federal and state securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with the blue sky qualification of Registrable Securities), printing expenses, messenger, telephone, facsimile and delivery expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of one counsel representing any or all of the selling holders of Registrable Securities, fees and disbursements of all independent certified public accountants of the Company (including the expenses relating to the preparation and delivery of any special audit or "cold comfort" letters required by or incident to such registration), and fees and disbursements of underwriters (excluding discounts, commissions and expenses representing disguised commissions), the reasonable fees and expenses of any special experts retained by the Company of its own initiative or at the request of the managing underwriters in connection with such registration, and fees and expenses of all (if any) other persons retained by the Company (all such costs and expenses being herein called, collectively, the "Registration Expenses"), will be borne and paid by the Company. The Company will, in any case, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities of the Company are then listed.

                               (b)      The  Company will not bear the  cost  of
nor pay for any stock transfer taxes imposed in respect of the transfer of any Registrable Securities to any purchaser thereof by any Stockholder in connection with any registration of Registrable Securities pursuant to this Agreement.

                               (c)      To the extent that Registration Expenses
incident to any registration are, under the terms of this Agreement, not required to be paid by the Company, each Stockholder included in such registration will pay all Registration Expenses which are solely attributable to the registration of such Stockholder's Registrable Securities so included in such registration, and all other Registration Expenses not so attributable to one Stockholder will be borne and paid by all sellers of securities included in such registration in proportion to the number of securities so included by each such seller.

                      8.       Indemnification.

                               (a)      Indemnification by the Company.  To  the
full extent permitted by law, the Company will indemnify and hold harmless each Stockholder requesting or joining in a registration and each underwriter of the securities so registered, the officers, directors, agents, employees and partners of each such Person and each Person, if any, who controls any thereof (within the meaning of the Securities Act) against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement, prospectus or any amendment or supplement thereto, or any document filed pursuant to state securities laws (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934 Act") or any rule or regulation promulgated under the Securities Act or the 1934 Act applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Stockholder, underwriter, and each other Person indemnified pursuant to this paragraph (a) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission (or alleged untrue statement or omission) made in reliance upon and in conformity with written information furnished to the Company by such Stockholder, underwriter, officer, director, partner or controlling person and stated to be  specifically  for use  therein  and  provided  further,  that such indemnity shall not inure to the benefit of any Stockholder, underwriter, director, partner or controlling person ("indemnifiable party") from whom the person asserting any claim, loss, damage or expense purchased securities which are the subject thereof if such indemnified party failed to send or give a copy of the prospectus or such other document as amended or supplemented to such person at or prior to the confirmation of the sale of such securities to such person in any case where such delivery is required by the Securities Act by such indemnified party and the untrue statement or omission of a material fact contained in a preliminary prospectus was corrected in the prospectus as amended and supplemented. The Company also agrees to indemnify and provide contribution arrangements to any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters (within the meaning of Section 15 of the Securities Act or Section 20 of the 1934 Act) (collectively, "Securities Professionals") on substantially the same basis as that of the indemnification of the Stockholder provided in this Section 8 and in
Section 9, if requested.

                               (b)      Indemnification   by  Each  Stockholder.
Each Stockholder requesting or joining in a registration will severally, and not jointly, indemnify each underwriter of the securities so registered, the Company and the officers, agents, employees and directors of the Company and each Person, if any, who controls any thereof (within the meaning of the Securities
Act) and their respective successors in title and assigns against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement, prospectus, or any amendment or supplement thereto, or any document filed pursuant to state securities laws (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by such Stockholder of any rule or regulation promulgated under the Securities Act or the 1934 Act applicable to such Person and relating to any action or inaction required of such Person in connection with any such registration, qualification or compliance, and such Stockholder will reimburse each underwriter, the Company and each other Person indemnified pursuant to this paragraph (b) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that this paragraph (b) shall apply only if (and only to the extent that) such statement or omission (or alleged untrue statement or omission) was made in reliance upon and in conformity with written information furnished to such underwriter or the Company by any such Stockholder or any officer, director, partner or controlling person of such Stockholder and stated to be specifically for use therein, and provided further that each Stockholder's liability hereunder (including, without limitation, Section 9) with respect to any particular registration shall be limited to an amount equal to the proceeds received by such Stockholder from the Registrable Securities sold by such Stockholder in such registration. The Company and the Stockholders shall be entitled to receive indemnities from underwriters participating in any distribution of Registrable Securities to the same extent as provided above with respect to information so furnished in writing by such underwriters expressly for use in any prospectus or registration statement.

                               (c)      Indemnification Proceedings.  Each party
entitled to indemnification pursuant to this Section 8 (the "indemnified party") shall give notice to the party required to provide indemnification pursuant to this Section 8 (the "indemnifying party") promptly after such indemnified party acquires actual knowledge of any claim as to which indemnity may be sought, and shall permit the indemnifying party (at its expense) to assume the defense of any claim or any litigation resulting therefrom; provided that counsel for the indemnifying party, who shall conduct the defense of such claim or litigation, shall be reasonably acceptable to the indemnified party, and the indemnified party may participate in such defense at the indemnified party's expense; and provided, further, that the failure by any indemnified party to give notice as provided in this paragraph (c) shall not relieve the indemnifying party of its obligations under this Section 8, except to the extent the indemnifying party is materially prejudiced by such failure. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. The reimbursement required by this Section 8 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

                      9. Contribution in Lieu of Indemnification. If the indemnification provided for in Section 8 hereof is unavailable to a party that would have been an indemnified party under any such section in respect of any losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities (or actions in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Stockholder agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above in this Section 9. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to above in this Section 9 shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to indemnification or contribution from any Person who was not guilty of such fraudulent misrepresentation.

                      10.      Rule  144  Requirements.   From  time   to   time
after the earlier to occur of (a) the ninetieth day following the date on which there shall first become effective a registration statement filed by the Company under the Securities Act with respect to its equity securities, or (b) the date on which the Company shall register a class of equity securities under Section 12 of the 1934 Act, the Company will use its best efforts to file all reports required to be filed by it under the 1934 Act in order that there will be publicly available current public information concerning the Company within the meaning of Rule 144 promulgated under the Securities Act. The Company will furnish to any Stockholder, upon request made by such Stockholder at any time after the undertaking of the Company in the preceding sentence shall have first become effective, a written statement signed by the Company, addressed to such Stockholder, describing briefly the action the Company has taken or proposes to take to comply with the current public information requirements of Rule 144. The Company will, at the request of any Stockholder, upon receipt from such Stockholder of an unqualified written opinion of counsel knowledgeable in securities law matters, addressed to the Company and reasonably acceptable in form and substance to the Company, remove from the stock certificates representing such Registrable Securities that portion of any restrictive legend which relates to the registration provisions of the Securities Act, and, thereupon, such Registrable Securities will cease to be Registrable Securities for purposes of this Agreement.

                      11. Participation in Underwritten Registrations. No person may participate in any underwritten registration pursuant to this Agreement unless such person (a) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the persons entitled, under the provisions hereof, to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required by the terms of such underwriting arrangements. Any Stockholder to be included in any underwritten registration shall be entitled at any time to withdraw such Registrable Securities from such registration prior to the execution of the related underwriting agreement in the event that such Stockholder shall disapprove of any of the terms of such agreement.

                      12.      Miscellaneous.

                               (a)      No Inconsistent Agreements.  The Company
hereby represents and warrants that it is not a party to or bound in any manner under, and covenants that it will not enter into at any time after the date hereof, any agreement or contract (whether written or oral) with respect to any of its securities which prevents the Company from complying in any respect with the registration rights granted by the Company to the Stockholders hereunder.

                               (b)      Waivers.  No  waiver  of  any  breach or
default hereunder shall be considered valid unless in writing and signed by party granting such waiver, and no waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

                               (c)      Term.  The  agreements  of  the  Company
contained in this Agreement shall continue in full force and effect so long as any Stockholder holds any Registrable Securities.

                               (d)      Notices.  Unless otherwise provided, any
notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) when delivered by overnight courier or (iii) five (5) days after deposit with the United States Post Office, by registered or certified mail, return receipt requested, postage prepaid and addressed:

                               (i) if to a Stockholder, at such Stockholder's address on the signature pages hereto with a copy to:

                               Joel M. Simon, Esq.
                               Paul, Hastings, Janofsky & Walker
                               31st Floor
                               399 Park Avenue
                               New York, New York  10022
                               Fax No.: (212) 319-4090


                               (ii)   if to the Company, at:

                               Narasimhan P. Kannan
                               University Online, Inc.
                               105 West Broad Street
                               Suite 301
                               Falls Church, Virginia  22046
                               Fax No.: (703) 532-3929
                               with a copy to:

                               Donald R. Reynolds, Esq.
                               Wyrick, Robbins, Yates & Ponton L.L.P
                               4101 Lake Boone Trail
                               Suite 300
                               Raleigh, North Carolina  27607
                               Fax No.: (919) 781-4865

and thereafter at such other address, notice of which has been given in accordance with the provisions of this Section 12(d).

                               (e)      Successors  and   Assigns.   Except   as
otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of each party hereto, including subsequent holders of Registrable Securities agreeing to be bound by all of the terms and conditions of this Agreement by executing an Instrument of Accession in the form set forth in attached Exhibit A. Otherwise, this agreement shall not confer any rights, remedies, obligations or liabilities upon any third party, except for an indemnified party under Section 8 and Section 9.

                               (f)      Counterparts.   This  Agreement  may  be
executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

                               (g)      Headings.  The  section  and  subsection
headings contained herein are for convenience only and are not intended to define or limit the contents of said sections and subsections.

                               (h)      Governing Law.  This Agreement  and  all
amendments hereof shall be governed by and construed in accordance with the laws of the State of New York, disregarding any New York principles of choice or conflict of laws that would otherwise provide for the application of the substantive laws of another jurisdiction.

                               (i)      Severability.  If any provision of  this
Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                               (j)      Specific Performance.  Without  limiting
the rights of each party hereto to pursue all other legal and equitable rights and remedies available to such party to any other party's failure to perform its obligations under this Agreement, each such party acknowledges and agrees that the remedy at law for any failure to perform obligations hereunder would be inadequate and all such parties shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure.

                               (k)      Entire Agreement.   (i)  This  Agreement
constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified, amended or terminated (other than in accordance with its terms) except by a written agreement specifically referring to this Agreement and signed by the Company and the Investors.

                      (ii) To the extent any term or other provision of any agreement, instrument or oral understanding by which any party hereto is bound conflicts with this Agreement, this Agreement shall have precedence over such conflicting term or provision.

                      IN  WITNESS  WHEREOF,   the  parties  have  executed  this
Registration Rights Agreement as of the date first written above.


                                   COMPANY:

                                   UNIVERSITY ONLINE, INC.



                                   By: ________________________________
                                   Title: _____________________________


                                   INVESTORS:

                                   BARRY FINGERHUT


                                   ____________________________________
                                   Address:
                                   c/o GeoCapital Corporation
                                   767 Fifth Avenue
                                   45th Floor
                                   New York, New York  10153


                                   ELI LEVITIN


                                   ____________________________________
                                   Address:
                                   One State Street Plaza
                                   29th Floor
                                   New York, New York  10004


                                   IRWIN LIEBER


                                   ____________________________________
                                   Address:
                                   c/o GeoCapital Corporation
                                   767 Fifth Avenue
                                   45th Floor
                                   New York, New York  10153

                                   SETH LIEBER


                                   ____________________________________
                                   Address:
                                   c/o GeoCapital Corporation
                                   767 Fifth Avenue
                                   45th Floor
                                   New York, New York  10153


                                   MATTHEW SMITH


                                   ____________________________________
                                   Address:
                                   c/o GeoCapital Corporation
                                   767 Fifth Avenue
                                   45th Floor
                                   New York, New York  10153


                                   WHEATLEY PARTNERS, L.P.


                                   By: ________________________________
                                   Title: _____________________________
                                   Address:
                                   80 Cuttermill Road
                                   Great Neck, New York 11021


                                   AARON WOLFSON


                                   ____________________________________
                                   Address:
                                   One State Street Plaza
                                   29th Floor
                                   New York, New York  10004

                                   ABRAHAM WOLFSON


                                   ____________________________________
                                   Address:
                                   One State Street Plaza
                                   29th Floor
                                   New York, New York  10004


                                   MORRIS WOLFSON


                                   ____________________________________
                                   Address:
                                   One State Street Plaza
                                   29th Floor
                                   New York, New York  10004


                                   WOLFSON EQUITIES


                                   By: ________________________________
                                   Name:
                                   Title:
                                   Address:
                                   35 Carey Street
                                   Lakewood, New Jersey  08701


                                   WOODLAND PARTNERS


                                   ____________________________________
                                   Address:
                                   80 Cuttermill Road, Suite 311
                                   Great Neck, New York  11021
                                   Attn: Barry Rubenstein

                                    EXHIBIT A


                             Instrument of Accession


                  Reference is made to that certain Registration Rights Agreement dated as of July __, 1996, a copy of which is attached hereto (as amended and in effect from time to time, the "Registration Rights Agreement"), among University Online, Inc., a Delaware corporation (the "Company"), Wheatley Partners, L.P. and certain other parties signatory thereto.

                  The undersigned, _____________, in order to become the owner or holder of _____ shares (the "Shares") of _____________ Stock, hereby agrees that by the undersigned's execution hereof (a) the undersigned is a Stockholder party to the Registration Rights Agreement subject to all of the restrictions and conditions applicable to Stockholders set forth in the Registration Rights Agreement, and (b) all of the Shares (and any and all shares of stock of the Company issued in respect thereof) constitute Registrable Securities subject to all the restrictions and conditions applicable to Registrable Securities as set forth in the Registration Rights Agreement. This Instrument of Accession shall take effect and shall become a part of said Registration Rights Agreement immediately upon execution.

                  Executed as of the date set forth below under the laws of the State of New York.

                                          Signature:

                                          Address:




                                          Date:


Accepted:

UNIVERSITY ONLINE, INC.

By: _________________________
Title _______________________
Date: _______________________

            THIS PAGE MUST BE KEPT AS THE LAST PAGE OF THE DOCUMENT.